Exhibit 10.17
          AMENDED AND RESTATED GUARANTY effective as of October 1, 2007 (this “Guaranty”), by BIOSCRIP, INC., a Delaware corporation (f/k/a MIM Corporation) (together with its corporate successors and assigns, “BioScrip”), CHRONIMED INC., a Minnesota corporation (together with its corporate successors and assigns, “Chronimed” and together with BioScrip, each a “Guarantor” and collectively, the “Guarantors”), in favor of HFG HEALTHCO-4 LLC, a Delaware limited liability company (the “Lender”).
          The Lender has entered into that certain Amended and Restated Loan and Security Agreement, dated as of September 26, 2007 (as amended, restated, modified or supplemented from time to time, the “LSA”; capitalized terms used herein and not defined herein shall have the meanings attributed thereto in the LSA) with certain Subsidiaries of the Guarantors party thereto as Borrowers (each, together with each one’s corporate successors and assigns, a “Borrower” and, collectively, the "Borrowers”).
          Each Guarantor will derive substantial benefit from the transactions contemplated by the LSA.
          Each Guarantor would like to amend and restate the Guaranty, dated as of January ___, 2002, as amended by the First Amendment, dated as of July 5, 2006 by BioScrip (the “Original Guaranty”) to, among other things, add Chronimed as a Guarantor and restate the obligations being guaranteed.
          Accordingly, in consideration of the premises, and in order to induce the Lender under the LSA to make loans to the Borrowers and other financial accommodations thereunder, the Guarantors hereby agree to amend and restate the Original Guaranty as follows:
     Section 1. Guaranty. (a) Each Guarantor, jointly and severally, hereby irrevocably and unconditionally guarantees the punctual payment and performance when due of (i) the Lender Debt under the LSA, and (ii) all other obligations of the Borrowers under any other Document (collectively, the “Guaranteed Obligations”), and hereby further agrees to pay any and all costs and expenses (including reasonable counsel fees and expenses) paid or incurred by the Lender, in enforcing any rights under this Guaranty.
          (b) Any and all payments by or on behalf of any Guarantor hereunder shall be made free and clear of and without deduction or withholding for any and all present or future taxes or otherwise unless required by law.
     Section 2. Guaranty Absolute. Each Guarantor, jointly and severally, guarantees that the Guaranteed Obligations will be paid or performed in accordance with the terms of the LSA regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Borrowers or the Lender with respect thereto. The obligations of each Guarantor hereunder are independent of the obligations of the Borrowers under the LSA and a separate action or actions may be brought or prosecuted against such Guarantor to enforce this Guaranty, irrespective of whether action is brought against the

Borrowers or whether the Borrowers are joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be absolute and unconditional, and shall not be affected or released in any way, irrespective of:
          (a) any lack of validity or enforceability of the LSA or any Document;
          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Document including, without limitation, any increase in the Guaranteed Obligations;
          (c) any taking and holding of collateral or additional guarantees for all or any of the Guaranteed Obligations, or any amendment, alteration, exchange, substitution, transfer, enforcement, waiver, subordination, termination or release of any collateral or such guarantees, or non-perfection or delay in perfection of any collateral, or any consent to departure from any such guaranty, for all or any of the Guaranteed Obligations;
          (d) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any commercially reasonable manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other assets of any Borrower or any other Person;
          (e) any consent by the Lender, any Borrower or any other Person to the change, restructure or termination of the corporate structure or existence of the Lender, any Borrower or any of their affiliates and any corresponding restructure of the Guaranteed Obligations, or any other restructure or refinancing of the Guaranteed Obligations or any portion thereof; or
          (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of a Borrower.
               (a) Without limiting the generality of the foregoing, each Guarantor hereby consents to, and hereby agrees, that the rights of the Lender hereunder, and the liability of each Guarantor hereunder, shall not be affected by any and all releases of any collateral, whether for purposes of commercially reasonable sales or other dispositions of assets or for any other purpose.
     Section 3. Waiver. Each Guarantor hereby absolutely, unconditionally and irrevocably waives, to the fullest extent permitted by law, (i) promptness, diligence, notice of acceptance and any other notice with respect to this Guaranty, (ii) presentment, demand of payment, protest, notice of dishonor or nonpayment and any other notice with respect to the Guaranteed Obligations, (iii) any requirement that the Lender or any other Person protect, secure, perfect or insure any security interest or Lien or any property subject thereto or exhaust any right or take any action against the Borrowers or any other Person or any collateral, and (iv) any duty on the part of the Lender or any other Person to disclose to any Guarantor any matter, fact or thing relating to the business, operation or condition of the Borrowers and their assets now known or hereafter known by such Person.
     Section 4. Waiver of Subrogation and Contribution. Until the later to occur of the Maturity Date and payment in full of all Guaranteed Obligations, each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against any Borrower that arises from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy against a Borrower or any collateral which the Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from a Borrower or, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or other right. If any amount shall be paid to any Guarantor in violation of the preceding sentence at any time prior to the later to occur of the Maturity Date and payment in full of all Guaranteed Obligations, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Lender, and shall forthwith be paid to the Lender to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Documents, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Documents and that the waiver set forth in this subsection is knowingly made in contemplation of such benefits.
     Section 5. Representations and Warranties. Each Guarantor hereby represents and warrants as follows:
          (a) Such Guarantor has the corporate power to execute and deliver this Guaranty and to incur and perform its obligations hereunder;
          (b) Such Guarantor has duly taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty and to incur and perform its obligations hereunder;
          (c) No consent, approval, authorization or other action by, and no notice to or of, or declaration or filing with, any governmental or other public body, or any other Person, is required for the due authorization, execution, delivery and performance by such Guarantor of this Guaranty or the consummation of the transactions contemplated hereby;
          (d) The execution, delivery and performance by such Guarantor of this Guaranty does not and will not violate or otherwise conflict with any term or provision of any material agreement, instrument, judgment, decree, order or any statute, rule or governmental regulation applicable to such Guarantor or result in the creation of any Lien upon any of its properties or assets pursuant thereto; and
          (e) This Guaranty has been duly authorized, executed and delivered by such Guarantor and constitutes the legal, valid and binding obligation of such Guarantor, and is enforceable against such Guarantor in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).
          (f) Without the prior written consent of the Lender, no Guarantor shall own any assets or engage in any business or activity other than (i) (1) with respect to BioScrip, the ownership of all of the outstanding Equity Interests of its Subsidiaries and (2) with respect with Chronimed, the ownership of all of the outstanding Equity Interests of its Subsidiaries, (ii) the maintenance of its organizational existence, (iii) the execution and delivery of the agreements to which it is a party in connection with the Documents and the performance of its obligations thereunder and (iv) activities incidental to the businesses or activities described in clauses (i) through (iii) of this clause (f).
     Section 6. Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantors therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender (and in an amendment, by the Guarantors), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
     Section 7. Assignability. No Guarantor may assign this Guaranty without the prior written consent of the Lender.
     Section 8. No Waiver; Remedies. No failure on the part of the Lender hereunder, to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other Document.
     Section 9. Continuing Guaranty. This Guaranty is a continuing one and shall (i) remain in full force and effect until the later to occur of the Maturity Date and payment in full of all Guaranteed Obligations, (ii) be binding upon the Guarantors, their successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Lender and its successors, transferees and assigns. All obligations to which this Guaranty applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon.
     Section 10. Financial Condition of the Borrowers. Each Guarantor represents to the Lender that it is now and will be completely familiar with the prospects, business, operations and condition (financial and otherwise) of the Borrowers, and each Guarantor hereby waives and relinquishes any duty on the part of the Lender or any other Person to disclose any matter, fact or thing relating to the prospects, business, assets, liabilities, operations or condition (financial or otherwise) of the Borrowers now known or hereafter known by the Lender or any other Person.
     Section 11. Admissibility of Guaranty. The Guarantors agree that any copy of this Guaranty signed by the Guarantors and transmitted by telecopier for delivery to the Lender shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.
     Section 12. Notices. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which may include facsimile communication) and shall be faxed or delivered to the Guarantors at each Guarantor’s address set forth under its name on the signature page hereof and any other Person at its address set forth in the LSA or at such other address as shall be designated by such party in a Written Notice to the other party. Notices and communications by facsimile shall be effective when sent (and shall be followed by hard copy sent by regular mail) and notices and communications sent by other means shall be effective when received.
     Section 13. Counterparts. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original and all of which shall together constitute one and the same agreement.
     Section 14. GOVERNING LAW. THIS AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF.
     Section 15. WAIVER OF JURY TRIAL, JURISDICTION AND VENUE. EACH OF THE PARTIES HERETO HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN THE EVENT OF ANY LITIGATION WITH RESPECT TO ANY MATTER RELATED TO THIS AGREEMENT, AND HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK CITY, NEW YORK IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. IN ANY SUCH LITIGATION, EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO THE PARTIES HERETO AT THEIR ADDRESSES SPECIFIED IN SECTION 12.

     Section 16. Captions; Separability. (a) The captions of the Sections and subsections of this Guaranty have been inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Guaranty.
          (b) If any term of this Guaranty shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.
     Section 17. Joint and Several Liability. Each Guarantor agrees that each reference to “Guarantor” in this Guaranty shall be deemed to refer to each such Guarantor, jointly and severally with the other Guarantor. Each Guarantor (i) shall be jointly and severally liable for the obligations, duties and covenants of each other such Guarantor under this Guaranty and the acts and omissions of each other such Guarantor, and (ii) jointly and severally makes each representation and warranty for itself and each other such Guarantor under this Guaranty. Notwithstanding the foregoing, if, in any action to enforce the Guaranteed Obligations against any Guarantor or any proceeding to allow or adjudicate a claim hereunder, a court of competent jurisdiction determined that enforcement of the joint and several obligations of all of the Guarantors against such Guarantor for the full amount of the Guaranteed Obligations is not lawful under, or would be subject to avoidance under Section 548 of the United States Bankruptcy Code or any applicable provision of state law, the liability of such Guarantor hereunder shall be limited to the maximum amount lawful and not subject to avoidance under such law.
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IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be duly executed as of the date first above set forth.

BIOSCRIP, INC.
By:
Name:
Title:

	Address:	100 Clearbrook Road Elmsford, NY 10523 Facsimile Number: (914) 460-1670

CHRONIMED INC.
By:
Name:
Title:

	Address:	100 Clearbrook Road Elmsford, NY 10523 Facsimile Number: (914) 460-1670